Macquarie Infrastructure Company LLC

Investor Day 2008



>> March 13, 2008

Forward Looking Statements

This presentation contains forward-looking statements. We may, in some cases, use words such as "project", "believe", "anticipate", "plan", "expect", "estimate", "intend", "should", "would", "could", "potentially", or "may" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties, some of which are beyond our control including, among other things: our ability to successfully integrate and manage acquired businesses, retain or replace qualified employees, manage growth, make and finance future acquisitions, service, comply with the terms of and refinance debt, and implement our strategy, our shared decision-making with co-investors over investments including the distribution of dividends, our regulatory environment establishing rate structures and monitoring quality of service, changes in general economic or business conditions, demographic trends, the political environment, the economy, tourism, construction and transportation costs, air travel, automobile usage, fuel and gas costs, our ability to recover increases in costs from customers, reliance on sole or limited source suppliers, foreign exchange fluctuations, risks or conflicts of interests involving our relationship with the Macquarie Group, environmental risks and changes in U.S. federal tax law.

Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which we are not currently aware could also cause our actual results to differ. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this release may not occur. These forward-looking statements are made as of the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

MIC reports EBITDA and contribution margin, both of which are non-GAAP financial measures, as it considers them to be important indicators of overall performance. A reconciliation of EBITDA to net income, and contribution margin to revenue for 2007 is available as an appendix to our results press release for FY2007, a copy of which can be obtained from the MIC website at www.macquarie.com/mic. The Company believes that EBITDA, net of other non-cash and non-recurring items, also provides insight into the performance of certain of its operating companies and their ability to generate distributable cash. The reporting of contribution margin by the gas production and distribution business provides additional insight into the performance of that business net of changes in synthetic natural gas feedstock prices that typically are recovered in revenue.

"Macquarie Group" refers to the Macquarie Group of companies, which comprises Macquarie Group Limited and its worldwide subsidiaries and affiliates.

Macquarie Infrastructure Company LLC is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Infrastructure Company LLC.

MACQUARIE

Macquarie Infrastructure Company LLC

Peter Stokes, CEO



>> March 13, 2008

MACQUARIE



TEMPLE UNIVERSITY

Agenda

- > Overview of 2007
- > Guidance for 2008
- > Growth Prospects

Overview of 2007



Overview of 2007

Attractive total returns

- 21.1% total return for the full year 2007
- 24.3% average annual total return
- Down in 2008, however –
  - Technical rather than fundamental factors
  - Up from lows in late January
  - Two concerns:
    - Performance of airport services in challenging economy
    - Visibility into distributable cash, dividend growth

Overview of 2007

Solid Growth in Key Metrics

	2007	% Increase over 2006
Revenue[1]	$831.4 million	60%
Gross profit[1]	$351.5 million	59%
Estimated Cash Available for Distribution	$105.0 million	46%
Cash dividends paid[2]	$97.91 million	74%

[1] Consolidated businesses - does not include 50% interest in bulk liquid storage terminal business accounted for on the equity method
[2] Dividends paid in calendar 2007 including for 4Q'06, 1Q'07, 2Q'07 and 3Q'07

Overview of 2007

Effective strategy for growing estimated Cash Available for Distribution

Strategy

1. Improve operations of businesses
2. Manage capital effectively
3. Execute yield-accretive acquisitions

Objective



Growing CAD
29.8% CAGR
$ Millions
48.00
71.70
105.03
2005
2006
2007

Outcome



Increasing Dividends
7% CAGR
$2.00
$2.15
$2.45
2005
2006
2007

Increase in 4Q'07 was 7th consecutive step-up in quarterly dividend

MACQUARIE

Overview of 2007

Good performance relative to guidance

	2007 Guidance	Condition
Airport services		
GP	$215.0 - $223.0	Exceed
EBITDA	$94.3 - $102.3	Exceed
Bulk liquid storage		
GP	$114.0 - $117.0	Exceed
EBITDA	$91.0 - $94.0	Exceed
Gas production and distribution		
Contribution Margin	$57.7 - $60.6	Exceed
EBITDA	$21.8 - $24.7	Within
District energy		
GP	$20.6 - $21.6	Exceed
EBITDA	$16.7 - $17.7	Exceed
Airport parking		
GP*	$25.9 - $27.9	Below
EBITDA*	$19.6 - $21.6	Below

Guidance for 2008



Guidance for 2008

Estimated Cash Available for Distribution in 2008

$114 - $128 Million

9% to 22% Increase over 2007

- Larger, more diverse airport services business
- CPI / GDP growth in district energy, gas production
- Fixed dividend from bulk liquid storage
- Known debt costs at operating companies

Guidance for 2008

Estimated Cash Available for Distribution in 2008

$114 - $128 Million

9% to 22% Increase over 2007

- Federal income tax shield
- MIC level fees and expenses approximately $6 M
- $10 M of capex funding available – debt service reserves
- Share count

Guidance for 2008

Strong fundamentals underpinning growth in CAD

Airport services – 2008

Gross Profit	EBITDA
$367.0M - $376.0M	$160.0M - $168.0M

> Full year contribution from 2007 acquisitions

> Risks, outlook, opportunities

> Economic downturn

Guidance for 2008

Strong fundamentals underpinning growth in CAD

Bulk liquid storage – 2008

Fixed Dividend
$28.0M

- Favorable supply / demand imbalance
- Organic growth, offset by higher SPCC costs
- Increased contribution from growth capital expenditure projects

Guidance for 2008

Strong fundamentals underpinning growth in CAD

2008	Gross Profit*	EBITDA
Gas production and distribution	$60.0M - $61.0M	$22.0M - $24.5M
District energy	$15.5M - $16.5M	$17.5M - $19.0M
Airport parking	$23.0M - $30.0M	$16.0M - $24.0M

* Contribution Margin for gas production and distribution. Contribution margin based on expected revenue in a range from $185.0 M to $186.0M. EBITDA based on expected operating income in a range from $16.0 M to $18.5 M.

Growth Prospects



Growth Prospects

Acquisition pipeline

> Platform extensions

> New sub-sectors of infrastructure

> Target size



$400 Million to $1 Billion Enterprise Value

Assuming 50/50 Debt and Equity Funding

Immediately yield accretive

Growth Prospects

Funding of growth opportunities

- Growth capital expenditure facilities
- Debt capital markets
- Economically sensible alternatives to “straight” equity
- Revolver as bridge financing
  - $300M, matures March 2010

Growth Prospects

Business Level	Amount ($000)	Type / Hedge[1]	Rate / Margin
Airport Services	900,000	Floating, Hedged 100% at 6.78%	LIBOR+1.60%
Gas Utility	160,000	Floating, Hedged 100% at 5.34%	LIBOR+0.50% (Avg.)
District Energy	150,000	Floating, Hedged 100% at 6.25%	LIBOR+1.175%
Airport Parking[2]	195,000	Floating, Hedged 100% at 6.84%	LIBOR+1.90%
Unconsolidated	**Amount ($000)**	**Type / Hedge[1]**	**Rate / Margin**
Bulk Liquid Storage	107,400 (Cash)	Floating, Hedged at 6.51%	LIBOR+1.00% (Average)
	256,300 (LCs)	Floating, Hedged at 3.66%	
	261,400	(undrawn)	
Holdco Level	**Amount ($000)**	**Type / Hedge**	**Rate / Margin**
MIC Inc. Revolver	56,000	Floating, Unhedged	LIBOR+2.75%
	244,000	(undrawn)	

[1] Swap rate including margin during initial term – base rate hedged to full maturity of the debt (except ASB at 5 years)
[2] Blended base rate of a 4.48% cap on $58.7M and a swap of 5.17% on $136.3M

Growth Prospects



Maturity Profile
($ Millions)
1,050,000
700,000
350,000
0
2007
2008
2009
2010
2011
2012
2013
2014
Airport Services
Airport Parking
Gas Production
Bulk Liquid Storage
District Energy

- Average maturity of all debt facilities = 5.8 years[1]
- Average all-in cost of debt = 6.6%[1]
- Weighted average margin = 1.5%[1]

[1] Includes debt of consolidated businesses only

Summary

- Strong performance in 2007
  - Growth in CAD
  - Continued increase in cash dividend
- Expectation of continued growth in CAD in 2008
  - Strong fundamentals in each business
- Attractive growth prospects through acquisition
  - Flexibility in funding

Macquarie Infrastructure Company LLC

Peter Stokes, CEO



>> March 13, 2008

Panel Discussion



>> March 13, 2008

Agenda

> Introduction to Businesses

> Sustainable Distributions

> Strategy in Action

MACQUARIE

Introduction to Businesses



Introduction

Relative Contribution


MIC LLC
MIC Inc.
Airport Services
Gas Production
District Energy
Airport Parking
Bulk Liquid Storage
GP $184.4M
EBITDA[1] $109M
CM $61.1M
EBITDA[1] $24M
GP $16.4M
EBITDA[1] $19M
GP $17.7M
EBITDA[1] $15M
GP $120.1M[2]
EBITDA[1,2] $102M

[1] MIC reports EBITDA and contribution margin, both of which are non-GAAP financial measures, as it considers them to be important indicators of overall performance. The attached tables provide a reconciliation of EBITDA to net income, and contribution margin to revenue. The Company believes that EBITDA, net of other non-cash and non-recurring items, also provides insight into the performance of certain of its operating companies and their ability to generate distributable cash. The reporting of contribution margin by the gas production and distribution business provides additional insight into the performance of that business net of changes in synthetic natural gas feedstock prices that typically are recovered in revenue.

[2] MIC has a 50% interest in the bulk liquid storage business. It is accounted for under the equity method.

MACQUARIE

Introduction

Key characteristics of infrastructure

- Long-lived, high-value physical assets
- Stable, growing cash flows
- Preferred position in market
- Predictable maintenance expenditures
- Scalability

Gas Production and Distribution Business

Jeffrey Kissel

CEO, The Gas Company

- 30 years in utility, petroleum and E&C industries
- Former President and CEO of Safe Renewables Corporation
- Director, Chair of Audit Committee, ML Macadamia Orchards, L.P. (NYSE: NUT)



David Bump

CEO, Macquarie District Energy, Inc.

- 30 years in plant construction, operations and management
- Manager, Exelon Nuclear Generating Stations
- U.S. Navy Nuclear Program



Airport Parking Business

MACQUARIE

FASTRACK AIRPORT PARKING

Charles Huntzinger

CEO, Parking Company America Airports

- 30 years in parking industry
- Former President and CEO of AMEX-listed Imperial Parking
- Officer, U.S. Merchant Marines



MACQUARIE

Sustainable Distributions



Sustainable Distributions

What are the fundamental drivers of growth in distributable cash in your business?

What are the overall trends in those fundamentals?



Sustainable Distributions

What can you do to drive growth in distributable cash at rates above the fundamental drivers in your business?



Sustainable Distributions

How will a potentially slowing economy and challenging macro-economic conditions impact the performance of your business?



MACQUARIE

Strategy in Action



Strategy in Action

Operational improvements

Capital Management

Complementary Acquisitions



Summary

> MIC's Gas Production, District Energy and Airport Parking businesses generate stable, sustainable levels of distributable cash

> Fundamental drivers of growth intact - resilient even in times of economic stress

> Execution of key initiatives expected to support continued growth in distributable cash in 2008

MACQUARIE

Panel Discussion



>> March 13, 2008

Reconciliation

MACQUARIE

AIRPORT SERVICES BUSINESS	Year Ended December 31, 2007						
	Existing Locations				Total		
	2007	2006	Change	Acquisitions	2007	2006	Change
	$	$	%	$	$	$	%
Revenue							
Fuel	237.85	225.57	5.4	133.40	371.25	225.57	64.6
Non-Fuel	101.66	87.31	16.4	61.43	163.09	87.31	86.8
Total Revenue	339.51	312.88	8.5	194.83	534.34	312.88	70.8
Gross Profit							
Fuel	92.38	87.69	5.4	41.76	134.14	87.69	53.0
Non-Fuel	92.02	78.81	16.8	50.50	142.52	78.81	80.8
Total Gross Profit	184.41	166.49	10.8	92.25	276.66	166.49	66.2
Loss on Extinguishment of Debt	(6.95)	-	NM	(2.85)	(9.80)	-	NM
Unrealized Gains (Losses) on Derivatives	(1.91)	(2.42)	21.1	0.25	(1.66)	(2.42)	31.4
Loss on disposal (included in other expense)	(0.76)	-	NM	-	(0.76)	-	NM
Reconciliation of net income to EBITDA							
Net Income	11.85	13.53		1.21	13.06	13.53	
Interest Expense, Net	28.30	25.66		14.26	42.56	25.66	
Provision for income taxes	7.78	6.30		0.80	8.58	6.30	
Depreciation and amortization	26.34	25.28		18.42	44.76	25.28	
EBITDA	74.27	70.77	4.9	34.69	108.96	70.77	54.0

Reconciliation

BULK LIQUID STORAGE BUSINESS

	Quarter Ended December 31,			Year Ended December 31, 2007		
	2007	2006	Change	2007	2006	Change
	$	$	%	$	$	%
Revenue						
Terminal	69.27	54.55	27.0	250.73	206.87	21.2
Enviromental Response	5.97	3.50	70.7	24.46	18.60	31.5
Total Revenue	75.24	58.05	29.6	275.20	225.47	22.1
Gross Profit						
Terminal	31.76	28.17	12.7	115.01	94.77	21.3
Environmental Response	1.16	0.78	49.7	5.13	6.66	(23.0)
Total Gross Profit	32.92	28.95	13.7	120.13	101.43	18.4
Loss on Extinguishment of Debt	0.00	0.00	NM	(12.34)	0.00	NM
Unrealized Gains (Losses) on Derivatives	(12.98)	0.56	NM	(21.02)	1.93	NM
Reconciliation of net income to EBITDA						
Net Income	0.98	5.52		9.63	20.61	
Interest Expense, Net	3.74	3.41		14.35	15.76	
Provision for income taxes	(0.03)	5.98		7.08	16.56	
Depreciation and Amortization	9.55	8.29		36.03	31.06	
EBITDA	14.24	23.21	(38.6)	67.08	83.99	(20.1)

Reconciliation

GAS PRODUCTION AND DISTRIBUTION BUSINESS

	Quarter Ended December 31,			Year Ended December 31, 2007		
	2007	2006	Change	2007	2006	Change
	$	$	%	$	$	%
Revenue						
Utility	26.79	24.04	11.4	95.77	93.60	2.3
Non-utility	20.57	16.64	23.6	74.60	67.26	10.9
Total Revenue	47.36	40.68	16.4	170.37	160.86	5.9
Cost of Revenue						
Utility	18.51	15.85	(16.8)	64.37	63.22	(1.8)
Non-utility	12.83	9.67	(32.6)	44.91	40.03	(12.2)
Total Cost of Revenue	31.34	25.53	(22.8)	109.28	103.25	(5.8)
Contribution Margin						
Utility	8.28	8.19	1.1	31.40	30.38	3.4
Non-utility	7.74	6.97	11.1	29.69	27.23	9.0
Total Contribution Margin	16.02	15.16	5.7	61.09	57.61	6.0
Production	1.24	1.32	6.6	4.91	4.72	(4.1)
Transmission and Distribution	4.62	3.68	(25.4)	15.35	14.11	(8.8)
Unrealized Gains (Losses) on Derivatives	(0.03)	0.24	114.4	(0.43)	(3.72)	88.4
Reconciliation of income before taxes to EBITDA						
Income before taxes	2.08	2.62		7.96	2.59	
Interest Expense, Net	2.38	2.26		9.20	8.67	
Depreciation and amortization	1.69	1.65		6.74	6.09	
EBITDA	6.16	6.53	5.6	23.89	17.35	37.7

Reconciliation

DISTRICT ENERGY

	Quarter Ended December 31,			Year Ended December 31, 2007		
	2007	2006	Change	2007	2006	Change
	$	$	%	$	$	%
Revenue						
Capacity	4.78	4.56	4.9	18.85	17.41	8.3
Consumption	3.45	2.05	68.4	22.88	17.90	27.8
Lease and Other	1.98	2.05	(3.4)	7.78	8.28	(6.1)
Total Revenue	10.22	8.66	18.0	49.51	43.59	13.6
Direct Expenses						
Electricity	2.57	1.58	(62.2)	15.42	12.25	(26.0)
Other	4.55	4.28	(6.4)	17.70	17.16	(3.1)
Total Direct Expenses	7.12	5.86	(21.4)	33.12	29.41	(12.6)
Gross Profit	3.10	2.80	10.7	16.39	14.18	15.6
Extinguishment of Debt	-	-	NM	(17.71)	-	NM
Reconciliation of net income (loss) to EBITDA						
Net Income (loss)	6.14	0.40		(9.26)	1.10	
Interest Expense, Net	2.51	2.05		9.01	8.33	
Provision (benefit) for income taxes	(6.86)	(1.33)		(5.49)	(1.10)	
Depreciation and amortization	1.82	1.78		7.16	7.08	
EBITDA	3.61	2.90	24.5	1.42	15.41	(90.8)

Reconciliation

AIRPORT PARKING

	Quarter Ended December 31,			Year Ended December 31, 2007		
	2007	**2006**	**Change**	**2007**	**2006**	**Change**
	$	$	%	$	$	%
Total Revenue	18.89	19.14	(1.3)	77.18	76.06	1.5
Direct Expenses	15.91	13.98	(13.8)	59.52	54.64	(8.9)
Gross Profit	2.98	5.17	(42.3)	17.66	21.43	(17.6)
Unrealized Gains (Losses) on Derivatives	0.08	(0.93)	NM	0.14	(0.72)	NM
Reconciliation of net (loss) income to EBITDA						
Net (loss) Income	(1.94)	(13.30)		(4.81)	(14.38)	
Interest Expense, Net	4.02	3.96		16.04	17.05	
Provision for income taxes	(1.55)	(11.58)		(3.83)	(12.36)	
Depreciation and amortization	2.64	25.16		8.12	29.12	
EBITDA	3.17	4.25	(25.3)	15.52	19.42	(20.1)

MACQUARIE

Airport Services Business

Louis Pepper, CEO



>> March 13, 2008

Agenda

> The FBO Industry

> Fundamental Drivers

> The Atlantic Opportunity

The FBO Industry



The FBO Industry

Primary Operations

- Provide fuel, terminal and hangar services to general aviation
  - Fuel sales concession generates majority of revenue
- Long-term leasehold
- Symbiotic relationship with airport authority
  - Priority on service
  - Scarcity of land for FBOs



The FBO Industry

Consolidating Industry

> Impact of [potential] new investors

> Fewer portfolios, but good acquisition opportunities remain

> Barriers to entry by new competitors



Cutter Aviation
TAC Air
Sheltair
Million Air
Landmark
Signature
Atlantic
0
10
20
30
40
50
60
70
80

The FBO Industry

Atlantic – Oldest and Largest Network in U.S.

> Founded in 1927 by Henry DuPont

> 10 Atlantic FBOs acquired by Executive Air in 2000

> Executive Air acquired by Macquarie in 2004

> Completed seven acquisitions in three years

> Core competencies

- Empower local management
- Provide high quality, consistent customer service
- Emphasis on simplicity and execution

The FBO Industry

Atlantic Network



Atlantic (42 sites)
Mercury (24 sites)
SJJC (2 sites)
Rifle (1 site)
SevenBar (3 sites)

The FBO Industry

The Atlantic Model

- Focus on core business
  - Fueling, hangar, towing
- Passenger services
  - Concierge, amenities
- Pilot incentive program
- Effective marketing
- What Atlantic isn't



Atlantic - Aspen/Pitkin County Airport


ATLANTIC TERMINAL

Atlantic - Las Vegas McCarran International

Fundamental Drivers



Fundamental Drivers

What is driving stable and growing distributable cash?

- General aviation jet fleet growth
  - Federal Aviation Aircraft forecasts
  - GAMA forecasts
- Increasing hours flown by general aviation jets
  - Improved access
  - Lower costs
- Price insensitivity of customer base

MACQUARIE

Fundamental Drivers

What are the risks and challenges in a period of a potentially slowing economy?

> Higher fuel prices - oil above $100 / barrel



Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Jet Fuel Cost
Jet Fuel Cost + Margin

> High-end general aviation travel - economic slowdown

> What we can learn from history?

Fundamental Drivers

What levers can Atlantic's management employ in managing through potential economic turbulence?

> Variable cost control (reduction in hourly labor)

> Resource reallocation (labor and equipment)

> Deferral of non-essential maintenance capex

  - Achievable based on robust expenditure in prior periods



The Atlantic Opportunity



The Atlantic Opportunity

Atlantic's implementation of active management – driving performance improvement

- Loyalty program
- Fuel sales strategy
- Flight data management
- Effective back office integration
- Hangar construction / lease extension
- Ramp expansion



Trajen Acquisition
Mercury Acquisition
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Retail Fuel Margin
SGA-to-Gross Profit

At 2Q'07 Retail Fuel Margin +3.7% CAGR
At 2Q'07 SGA : Gross Profit -5.4% CAGR

The Atlantic Opportunity

Atlantic as an acquisition platform

- Competitive advantages
  - Experience, track record
  - Capital markets capabilities of MIC
  - Value add for airport authorities
  - Economies of scale
- Features of an attractive site

Summary

- Atlantic is a leader in the FBO industry in the U.S.
- The fundamental drivers of growth in the business are intact and unlikely to be adversely effected by a slowing economy
- Atlantic expects continued strong organic growth and acquisitions of quality FBO operations

Airport Services Business

Louis Pepper, CEO



>> March 13, 2008

Bulk Liquid Storage Terminals

Thomas Coleman, CEO, IMTT

Richard Courtney, COO, IMTT



>> March 13, 2008

Agenda

> Bulk Liquid Storage Industry

> IMTT - Louisiana

> Growth Prospects

Bulk Liquid Storage Industry



Bulk Liquid Storage Industry


Aggregation
Bulk Liquid Storage Industry
Distribution
Consumption

Bulk Liquid Storage Industry

Drivers of demand for bulk liquid storage



Petroleum industry



Chemical industry



Agricultural and biofuels

Bulk Liquid Storage Industry

IMTT's unique ability to address market demand

> Locations

> Scale/experience

> Certifications/capabilities

> Storage flexibility

> Ability to add capacity



Bulk Liquid Storage Industry

IMTT is a leader in bulk storage and handling of a wide range of petroleum, chemical and vegetable oils, and animal fats in North America.

Headquarters:	New Orleans, Louisiana
Founded:	Founded by the Coleman family over 60 years ago
Geographic Diversity:	Ten terminals located in New Jersey, Louisiana, California, Virginia, and Illinois, and partially-owned terminals located in Quebec, and Newfoundland
Market Position:	Fourth largest company in the U.S. bulk liquid storage industry
Customers:	Utilities, major oil and chemical companies, traders, refineries, food processors, and commodity companies
Storage Capacity:	Total North American storage capacity of 39.4 million bbls

Bulk Liquid Storage Industry

IMTT advantage

Customers prefer, will pay a premium for, storage that improves logistical flexibility and reduces costs:

- Deep water and un-congested docks
- High product pump speed / volume
- Transshipment flexibility – water, road, rail and pipeline
  - Example: IMTT - Bayonne
- Barriers to entry
- Essential assets
- Increasingly difficult to replicate

Bulk Liquid Storage Industry

Bayonne



MACQUARIE

IMTT - Louisiana



IMTT - Louisiana

Preferred position on lower Mississippi river

> Largest operator – nearly 4X the capacity of nearest competitor

> Best docks with capacity to handle the largest ships on the river

> Facilities on both sides of the river

- Rail access to Canada and the east – St. Rose
- Rail access to the west – Gretna / Avondale

Louisiana operations overview video

IMTT - Louisiana

Gretna



IMTT - Louisiana

Avondale



IMTT - Louisiana

St. Rose



IMTT - Louisiana

Geismar



Growth Prospects



Growth Prospects

Economics of growth capital expenditures

- Rationale for Geismar
- Cost of facilities, tank construction, debt funding / capacity
- Economics of tanks
  - Payback versus useful life
  - Medium term contracted revenue
- Strategy
  - Contracting
  - Construction

Growth Prospects

IMTT's total U.S. storage capacity is 34.2 million bbls and the Company's total North American storage capacity is 39.4 million bbls.



Historical IMTT Terminal Capacity 1,2
1975 - 2007 CAGR = 8.2%
(Millions of Barrels)
0
5
10
15
20
25
30
35
40
3.2
6.3
6.7
7.4
7.4
7.8
8.5
9.5
16.1
16.1
16.1
16.1
16.1
16.1
16.1
17.4
18.7
18.8
24.1
26.2
27.4
27.6
29.2
29.2
29.2
30.5
30.9
31.1
31.7
33.6
33.6
34.4
39.4
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

[1] Includes 1.8 million barrels at IMTT-Quebec owned 66.7% by IMTT

[2] Excludes 3 million barrels of petroleum capacity in Newfoundland; IMTT-NTL, Ltd. does not receive revenue for renting these tanks, but rather receives a management fee for managing this terminal, as well as a guaranteed return on its 20% investment.

Growth Prospects



Terminal Revenue
300
250
200
150
100
50
0
11.8% CAGR
2004
2005
2006
2007



Terminal Gross Profit
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
15.8% CAGR
2004
2005
2006
2007

	2007	% Increase over 2006
Terminal Revenue	$250.7M	21.2%
Terminal Gross Profit	$115.0M	21.3%
Cash from Operations	$91.4M	36.9%
Average Storage Rates		9.1%

Growth Prospects

Factors influencing the outlook for 2008

- Ongoing supply / demand imbalance
- Good opportunities for profitable deployment of growth capital
- Contribution from all announced growth projects coming on line in 2008
- Continued organic growth in gross profit and EBITDA
- Potentially higher, although temporary, SPCC cost

Summary

> The fundamental drivers of growth are very strong

> The business is well positioned to benefit from growing demand

> The business can grow capacity / capability on very attractive terms

Bulk Liquid Storage Terminals

Thomas Coleman, CEO, IMTT

Richard Courtney, COO, IMTT



>> March 13, 2008

Impact of IMTT on MIC

Peter Stokes, CEO



>> March 13, 2008

Bulk Liquid Storage and MIC

Debt and Interest

> Business de-levered following investment in 1H'06
  - Net debt reduced by $150M

> Re-levered with drawdowns funding growth capital expenditure projects

> Effective refinancing in '07 reduced margin and interest rate



Interest Expense
35000
30000
25000
20000
15000
10000
5000
0
2006
2007
2008E
2009E

Bulk Liquid Storage and MIC

Growth Capital Expenditures

> Good pipeline of opportunities

> Plenty of "dry powder" after funding current projects

> Attractive economics

- 5 – 7 year payback
- Contracts in place


Announced Growth Capex[1]
350000
300000
250000
200000
150000
100000
50000
0
2Q'06
3Q'06
4Q'06
1Q'07
2Q'07
3Q'07
4Q'07

[1] Cumulative

Bulk Liquid Storage and MIC

Growth in EBITDA - Strong Fundamentals plus Growth Opportunities

- 3 – 5 year average contract life
- High utilization rates
- Outstanding facilities
- Supply / demand imbalance
- $5.5M growth capex-related GP and EBITDA in 2007 growing to $48.3M (annualized) in 2009



2006
2007
2008E
2009E
Organic EBITDA
Announced Capex GP and EBITDA

Bulk Liquid Storage and MIC

Dividend Framework

> Fixed dividend through 2008

> Variable dividend in 1Q'09+

> Variable dividend:

+ Cash from operations
- Routine maintenance capex
- Environmental capex
- SPCC capex

= MIC entitled to 50%



Dividend
40000
35000
30000
25000
20000
15000
10000
5000
0
??
2006
2007
2008E
2009E

Bulk Liquid Storage and MIC

2008 guidance

Gross Profit
$150.0M - $163.0M
EBITDA
$125.0M - $138.5M

- Business expected to utilize remaining NOLs in 2008

2008 – Springboard to 2009

- Organic GP and EBITDA
  - Locked in contracts
  - Strong renewal outlook
- Growth capital expenditures
  - $48.3M GP and EBITDA
  - Strong pipeline of opportunities
- Funding
  - “dry powder”
- Dividend
  - Transparent formula